EXHIBIT 10.1
First Amendment to Second Amended
and Restated Employment Agreement
     This First Amendment to Second Amended and Restated Employment Agreement is made effective on the 6th day of August 2010, between Coeur d’Alene Mines Corporation (“Company”) and Dennis E. Wheeler (“Wheeler”).
     Whereas, the parties executed an Employment Agreement dated September 17, 2002 (the “Employment Agreement”), and
     Whereas the Employment Agreement was further amended and then subsequently restated effective December 31, 2008 (“Second Amended and Restated Employment Agreement”), and
          Whereas the parties desire to further extend the term of the Second Amended and Restated Employment Agreement and update Wheeler’s compensation as contemplated by the Second Amended and Restated Employment Agreement and as set forth below;
NOW THEREFORE, in consideration of the mutual promises and covenants herein contained to be kept and performed by the parties hereto, the parties agree as follows:
1. Term Of Employment. The Second Amended and Restated Employment Agreement shall be amended in Section 2 to read that the term of employment shall be extended to the 31st day of December 2011, unless sooner terminated as provided in the Second Amended and Restated Employment Agreement with no automatic extensions or renewals thereto.
2. Compensation. The Second Amended and Restated Employment Agreement shall be amended in Section 3 (a) to read that Wheeler shall receive a base salary of $646,000 annually.
All other provisions in the Second Amended and Restated Employment Agreement remain unchanged and all defined terms are hereby incorporated by reference.

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Employment Agreement as of the day and year first written above.
Coeur d’Alene Mines Corporation

By	/s/ Dennis E. Wheeler
Dennis E. Wheeler, President and CEO

By	/s/ Robert E. Mellor
Robert E. Mellor, Director

/s/ Dennis E. Wheeler

Dennis E. Wheeler

IN WITNESS WHEREOF, the parties have executed this First Amendment to Second Amended and Restated Employment Agreement as of the day and year first written above.
Coeur d’Alene Mines Corporation

By

John H. Robinson, Chairman
Compensation Committee of the Board of Directors

Dennis E. Wheeler